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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) JANUARY 1, 1999

                          URBAN SHOPPING CENTERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    Maryland
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            1-12278                                                  36-3886885
    -----------------------                               ----------------------------------
    (COMMISSION FILE NUMBER)                             (I.R.S. EMPLOYER IDENTIFICATION NO.)

900 North Michigan Ave., Suite 1500, Chicago, IL                     60611
--------------------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                 (312) 915-2000
                 ----------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not Applicable
                 ----------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

     Effective as of January 1, 1999, Urban Shopping Centers, Inc. adopted three employee benefit plans: Senior Executive Parachute Plan, Executive Severance Plan and the Employee Severance Plan. Copies of each plan are filed as exhibits hereto and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          None

     (c)  Exhibits.

Exhibit No.       Document Description
-----------       --------------------
10.1              Urban Shopping Centers Senior Executive Parachute Plan

10.2              Urban Shopping Centers Executive Severance Plan

10.3              Urban Shopping Centers Employee Severance Plan


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          URBAN SHOPPING CENTERS, INC.


Dated: October 3, 2000                    By: /s/ James H. Lyman
                                              ------------------------
                                              Name: James H. Lyman
                                              Title: Executive Vice President,
                                                     Chief Financial Officer,
                                                     Director of Acquisitons and
                                                     Chief Accounting Officer


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